                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Money Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                             Ronald E. Robison
                                              Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets Money Trust and will be retained by Active Assets Money Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Money Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                               Francis Smith
                                              Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets Money Trust and will be retained by Active Assets Money Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Tax-Free Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                             Ronald E. Robison
                                              Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets Tax-Free Trust and will be retained by Active Assets Tax-Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Tax-Free Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                               Francis Smith
                                              Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets Tax-Free Trust and will be retained by Active Assets Tax-Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets California Tax-Free Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                             Ronald E. Robison
                                              Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets California Tax-Free Trust and will be retained by Active Assets California Tax-Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets California Tax-Free Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                               Francis Smith
                                              Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets California Tax-Free Trust and will be retained by Active Assets California Tax-Free Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Government Securities Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                             Ronald E. Robison
                                              Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets Government Securities Trust and will be retained by Active Assets Government Securities Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Active Assets Government Securities Trust

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 19, 2003                               Francis Smith
                                              Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Active Assets Government Securities Trust and will be retained by Active Assets Government Securities Trust and furnished to the Securities and Exchange Commission or its staff upon request.